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                                                                   Exhibit 10.18


                                 AMENDMENT NO. 5
                  TO LOAN AND SECURITY AGREEMENT ("AGREEMENT")
                          DATED JANUARY 31, 1996 AMONG
             AMERICAN SHARED-CURACARE AND CURACARE, INC. (BORROWER),
                AMERICAN SHARED HOSPITAL SERVICES ("GUARANTOR"),
                 ERNEST A. BATES, M.D. ("INDIVIDUAL GUARANTOR"),
              AND DVI BUSINESS CREDIT RECEIVABLES CORP. ("LENDER")


FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Agreement as follows:

1)   Subject 2.1 "The Loan" first sentence shall be amended to read as follows:

    Subject to the terms and conditions and relying on the representations and warranties set forth herein, Lender agrees to advance to Borrrower, individually or collectively, from time to time, and Borrower agrees to borrow from Lender, revolving loans in an amount not to exceed the lesser of
    (i) Five Million Five Hundred Thousand Dollars ($5,500,000.00) (the "Commitment Amount"), and (ii) the Borrowing Base, which shall be evidenced by a Note.

2) Upon execution of this Amendment, Borrower shall pay Lender an Origination Fee of one percent (1%) on the increased Commitment Amount of $500,000.00. Increases to the Commitment Amount during the term will be charged on the incremental increase at the same origination percentage. All other fees will remain the same in accordance with the Agreement.

Any provision in Amendment No. 5 ("Amendment") hereof that may be contrary to any provision of the Agreement shall prevail and override the Agreement. Except as expressly set forth herein, all other provisions of the Agreement shall remain in full force and effect. Both parties warrant to each other that this Amendment has been authorized and duly executed and is binding on both parties hereto as of the 1st day of December, 1997.

LENDER:

DVI BUSINESS CREDIT RECEIVABLES CORP.

By:  /s/ Cynthia J. Cohn
   ---------------------
Name:  Cynthia J. Cohn
Title:  Executive Vice President

BORROWER:                                         BORROWER:

AMERICAN SHARED-CURACARE                          CURACARE, INC.

By: /s/ Ernest A. Bates                           By: /s/ Ernest A. Bates
   ------------------------                          --------------------------
Name: Ernest A. Bates, M.D.                       Name: Ernest A. Bates, M.D.
Title: Chief Executive Officer                    Title: Chief Executive Officer

The undersigned acknowledges that Lender has no obligation to provide it with notice of, or to obtain its consent to, the terms of this Amendment to Loan and Security Agreement. The undersigned nevertheless acknowledges and agrees to the terms and conditions of this Amendment and acknowledges that its Guaranty remains fully valid, binding, and enforceable against it in accordance with its terms.

GUARANTOR:                                  GUARANTOR:

AMERICAN SHARED HOSPITAL SERVICES           ERNEST A. BATES, M.D., INDIVIDUAL

By: /s/ Ernest A. Bates                     By:  /s/ Ernest A. Bates
   ------------------------                    --------------------------
Name: Ernest A. Bates, M.D.                 Name: Ernest A. Bates, M.D.
Title: Chief Executive Officer
Date: November 26, 1997                     Date: November 26, 1997